Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of, MIP Solutions Inc. (the "Company") on Form 10-Q for the period ending August 19, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Lamberson, President, Principal Accounting Officer and Director, and I, Gary McDonald, Chief Executive Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2009

By: /s/ Jeff Lamberson                                                                                                            /s/ Gary MacDonald
      Jeff Lamberson                                                                                                                   Gary MacDonald
      President, Principal Accounting Officer and Director                                                  Chief Executive Officer and Director